UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2011

(Date of Report: Date of earliest event reported)

Piranha Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

34808 Staccato Street, Palm Desert, California 92211

 (Address of principal executive office)

Registrant's telephone number, including area code: 760-345-0386

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2011, Piranha Ventures, Inc. (the “Company”) appointed Kip Eardley as a director and CEO of the Company. Mr. Eardley previously was an officer and director of the Company and is a shareholder of the Company. Mr. Eardley, age 51, is the president and sole shareholder of Capital Builders, Inc. which he formed in 1998.  Since the formation of Capital Builders in 1998, Mr. Eardley has worked for Capital Builders which serves as the corporate entity for Mr. Eadley’s business activities. In addition to his activities in Capital Builders, Mr. Eardley has managed several public and private companies over his career which were primarily related to finance and real estate.  The activities of Capital Builders have largely focused on aiding corporations in corporate restructuring, debt resolution, assisting with audits and other business planning activities. Through Capital Builders, Mr. Eardley has also bought and sold residential and commercial property and been the general contractor for the construction of residential homes. Mr. Eardley is an officer and director of American Eagle Group, Inc. which is a public traded company trading on the Pink Sheets.

Additionally, on March 16, 2011, the Corporation received the resignation of Robert K. Ipson and Phillip L. McStotts from their positions as directors and officers of the Company.  Mr. Ipson and Mr. McStotts indicated they wanted to pursue other business opportunities and no longer had time to devote to the Company.  Neither Mr. Ipson nor Mr. McStotts had any disputes with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Piranha Ventures, Inc.

By: /s/ Kip Eardley

Date: March 16, 2011

       Kip Eardley, CEO

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